UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 20, 2019 (March 18, 2019)

Medley Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00818	27-4576073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, 6th Floor East, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 759-0777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 18, 2019, John E. Mack informed the board of directors (the “Board”) of Medley Capital Corporation (the “Company”), of his resignation as a director of the Company, effective as of that date.

Mr. Mack’s decision to resign from the Board was not due to any dispute or disagreement with the Company, or on any matter relating to the Company’s operations, policies or practices.

On March 18, 2019, Mark Lerdal informed the Board, of his resignation as a director of the Company, effective as of that date.

Mr. Lerdal’s decision to resign from the Board was not due to any dispute or disagreement with the Company, or on any matter relating to the Company’s operations, policies or practices.

On March 18, 2019, the Company notified the New York Stock Exchange (the “NYSE”) that, following the resignations of Mr. Mack and Mr. Lerdal, the Company had only two independent directors and audit committee members. On March 19, 2019, the Company received a notice from the NYSE that, due to the resignations of Mr. Mack and Mr. Lerdal from the Board, the Company no longer satisfies (1) the requirement that listed companies have a majority of independent directors as set forth in Section 303A.01 of the NYSE Listing Company Manual and (2) the requirement that the audit committee of a listed company to have a minimum of three members as set forth in Section 303A.07 of the NYSE Listing Company Manual. On March 20, 2019, the Company filed with the NYSE a written affirmation to notify the NYSE of the deficiencies described above.

The Company’s Nominating and Corporate Governance Committee is searching to identify qualified candidates to replace Mr. Mack and Mr. Lerdal as directors of the Board, members of the Audit Committee of the Board, and members of other committees of the Board. The Company intends to fill the vacancies created by the resignations of Mr. Mack and Mr. Lerdal in conformity with Sections 303A.01 and 303A.07 of the NYSE Listing Company Manual and regain compliance as soon as practicable.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information regarding Mr. Mack’s and Mr. Lerdal’s resignation contained in Item 3.01 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDLEY CAPITAL CORPORATION

By:	/s/ Richard T. Allorto, Jr.
Name: Title:	Richard T. Allorto, Jr. Chief Financial Officer and Secretary

Date: March 20, 2019

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